SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              THE AAL MUTUAL FUNDS
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4)   Proposed maximum aggregate value of transaction:


         5)   Total fee paid:


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                                   [AAL Logo]

                              THE AAL MUTUAL FUNDS
                             222 West College Avenue
                         Appleton, Wisconsin 54919-0007
                          800-553-6319 or 920-734-7633

                              September ____, 1998

Dear Shareholder:

         Re:      Special Meeting of Shareholders

         Enclosed is a notice of a Special Meeting of Shareholders of each series of The AAL Mutual Funds (together the "Funds"), to be held on October 30, 1998, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting. This Special Meeting of Shareholders is being called for the reasons listed below.

Election of Trustees; Selection of Accountants

     Mr. D. W. Russler, who has served as a Trustee since 1992, has announced his retirement effective December 31, 1998. I am sure all of our shareholders join me and the other Trustees and management of the Funds as we extend our gratitude to Mr. Russler for his dedicated service and wise guidance over the years.

     The Board of Trustees is asking the Shareholders of all of the Funds to vote on the election of seven nominees for the Board of Trustees. Six of the nominees are currently serving as Trustees. The seventh, Mr. Edward W. Smeds, has been nominated to fill the vacancy that will be created with the retirement of Mr. Russler on December 31, 1998. Mr. Russler will not stand for election.

     Shareholders of all of the Funds also are being asked to ratify the selection of PriceWaterhouseCoopers LLP as independent public accountants for the fiscal year ending April 30, 1999. All shareholders of The AAL Mutual Funds will vote together on the election of Trustees and the selection of accountants.

New Sub-Advisory Agreement for International Fund

     The Board of Trustees is recommending that Societe Generale Asset Management Corporation ("SoGen") be replaced as The AAL International Stock Fund's Sub-Adviser by Oechsle International Advisers ("Oechsle"). Therefore, it is necessary for the Shareholders of the International Fund to vote on the approval of a new Sub-Advisory Agreement with Oechsle. The change from SoGen to Oechsle is being proposed primarily for the following reasons:

     1. The investment philosophy of the International Fund is to be fully invested, except for cash needed for transactional purposes. The investment style of SoGen has concentrated on smaller, less liquid securities than many other mutual funds with similar objectives. The supply of securities matching SoGen's focus has been limited. As a result, the International Fund has maintained a larger proportion of its assets in commercial paper and other short term instruments than the Trustees believe is in the shareholders' best interests.

     2. SoGen's investment performance as sub-adviser has consistently lagged both the unmanaged Morgan Stanley Europe Australia Far East ("EAFE") index as well as mutual funds with similar investment objectives.

     3. Oechsle has proposed a sub-advisory fee which is significantly less than the sub-advisory fee paid to SoGen. The International Fund's investment adviser, AAL Capital Management Corporation, has agreed that it will reduce its advisory fee under the International Fund's investment advisory agreement in an amount corresponding to the reduction in the sub-advisory fee proposed by Oechsle. Based upon the International Fund's $151,578,627 in net assets as of July 31, 1998, this reduction would save shareholders $278,157 annually, or an overall reduction in sub-advisory fees of approximately one-third.

     Oechsle is an independently owned money management organization primarily focused on the management of investments in international securities. Oechsle was organized in 1986 by a group of investment professionals, who previously worked as a team at Putnam International Advisors. The founding partners of Oechsle have worked together for an average of 15 years. The Board of Trustees became familiar with Oechsle in Oechsle's role as sub-adviser to the AAL Variable Product International Stock Portfolio, a series of AAL Variable Product Series Fund, Inc. for which each of the Trustees, except for Mr. John H. Pender, serves as a member of the Board of Directors. The Board of Trustees believes that Oechsle's management style and philosophies are better suited to achieving the International Fund's investment objective than are those of SoGen. Based on the Board of Trustees' familiarity with and assessment of Oechsle's executive personnel and portfolio managers, its administrative and investment operations, its systems and procedures, its investment performance, the quality of its services, and its financial condition, the Board of Trustees has a high degree of confidence in Oechsle.

Amend Investment Objectives of Small Cap Stock and Mid Cap Stock Funds

         The Board of Trustees is recommending a change to the fundamental investment objectives of The AAL Small Cap Stock Fund and The AAL Mid Cap Stock Fund. The proposed changes would eliminate from the fundamental investment objective of each of these Funds the market capitalization thresholds used to define small companies and mid-sized companies, respectively. These thresholds would instead by introduced as nonfundamental investment policies, meaning they could be changed in the future by the Board of Trustees without shareholder approval. Only shareholders of these two Funds will vote, and they will vote separately on this matter.

         Since the inception of these Funds, the stock market has appreciated greatly. Consequently, companies that are characterized as small or mid-size have also grown. The threshold amounts contained in the fundamental investment objectives of these Funds no longer accurately reflect the market perception of what constitutes a small cap, versus a mid cap, or a large cap company.

         The Board therefore is proposing to make the market capitalization thresholds used to define small and mid-sized cap companies non-fundamental, thereby permitting the Board of Trustees, without shareholder approval, to adjust those thresholds from time to time in the future as necessary to reflect market trends. At the same time, the Board of Trustees is proposing to increase the market capitalization thresholds presently used to define small companies and mid cap companies to increase the threshold amount for both Funds. The Board believes future flexibility associated with this proposed change will enhance the ability of the Funds to achieve their objectives in varying market environments.

         If you have any questions or concerns that you would like to discuss about the meeting and the matters to be acted upon, please call us at 800-553-6319.

         Thank you for your continued confidence in The AAL Mutual Funds. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                                                   Very truly yours,

                                                   THE AAL MUTUAL FUNDS



                                                   Ronald G. Anderson, President

                              THE AAL MUTUAL FUNDS
                         Appleton, Wisconsin 54919-0007
                          800-553-6319 or 920-734-7633
                       -----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       -----------------------------------


                         To Be Held on October 30, 1998


         A Special Meeting of the Shareholders of The AAL Mutual Funds ("AAL Trust"), including The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The AAL Bond Fund, The AAL Municipal Bond Fund, The AAL Money Market Fund and The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and Series 2006 (together the "Funds"), will be held at 222 West College Avenue, Appleton, Wisconsin 54919, on October 30, 1998, beginning at 10:00 a.m. local time for the following purposes:

     1.   To vote on the election of seven nominees for the Board of Trustees;

     2. To ratify the Board of Trustees' selection of PriceWaterhouseCoopers LLP as independent public accountants for all of the Funds for the fiscal year ending April 30, 1999;

     3. To approve or disapprove, with respect to The AAL International Fund, a new Sub-Advisory Agreement (the "Proposed Sub-Advisory Agreement") by and among AAL Trust, AAL Capital Management Corporation, and Oechsle International Advisers LLC ("Oechsle LLC"). A copy of the
          Proposed Sub-Advisory Agreement is attached as Appendix A to the accompanying Proxy Statement;

     4. To approve or disapprove, with respect to The AAL Small Cap Stock Fund, a change to the Fund's fundamental investment objective;

     5. To approve or disapprove, with respect to The AAL Mid Cap Stock Fund, a change to the Fund's investment objective; and

     6. To transact such other business as properly may come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on August 31, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote. Your attention is invited to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

                                            By Order of the Board of Trustees of
                                            The AAL Mutual Funds



                                            Robert G. Same, Secretary




Appleton, Wisconsin
September ____, 1998

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE PROVIDED FOR THAT PURPOSE.

                                PROXY STATEMENT

                              THE AAL MUTUAL FUNDS
                          The AAL Small Cap Stock Fund
                           The AAL Mid Cap Stock Fund
                           The AAL International Fund
                           The AAL Capital Growth Fund
                           The AAL Equity Income Fund
                              The AAL Balanced Fund
                          The AAL High Yield Bond Fund
                           The AAL Municipal Bond Fund
                                The AAL Bond Fund
                            The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target Funds, Series 2001
          The AAL U.S. Government Zero Coupon Target Funds, Series 2006

                             222 West College Avenue
                         Appleton, Wisconsin 54919-0007
                         1-800-553-6319 or 920-734-7633



                    This Proxy Statement was first mailed to
                  Shareholders on or about September ___, 1998


                             SOLICITATION AND VOTING

Solicitation

         The enclosed Proxy is being solicited by the Board of Trustees of The AAL Mutual Funds ("AAL Trust") in connection with the joint Special Meeting of Shareholders of each of the Funds listed above (each a "Fund" and, collectively, the "Funds") to be held on the day and at the time and location specified in the Notice of Special Meeting to Shareholders and forms of proxy that accompany this Proxy Statement (the "Special Meeting"). This joint Proxy Statement is being used in order to reduce the preparation, printing, and postage expenses that would result from the use of a separate Proxy Statement for each Fund and, because many shareholders own shares of more than one Fund, to avoid burdening shareholders with more than one Proxy Statement. Although some proposals described herein relate to several or all of the Funds, shareholders of each Fund will vote separately on each proposal on which shareholders of that Fund are entitled to vote, and separate proxy cards are enclosed for each Fund in respect of which a shareholder is a record owner of shares. You are encouraged to read carefully the Proxy Statement and mark and return the proxy or proxies accompanying it. The table below summarizes the proposals and how they apply to the Funds.

--- ----------------------------------------------- ----------------------------
    PROPOSAL                                        FUNDS AFFECTED
--- ----------------------------------------------- ----------------------------
--- ----------------------------------------------- ----------------------------
1.  Election of Trustees                            All Funds
--- ----------------------------------------------- ----------------------------
--- ----------------------------------------------- ----------------------------
2.  Ratification of Independent Accountants         All Funds
--- ----------------------------------------------- ----------------------------
--- ----------------------------------------------- ----------------------------
3.  Proposed Sub-Advisory Agreement                 The AAL International Fund
--- ----------------------------------------------- ----------------------------
--- ----------------------------------------------- ----------------------------
4.  Investment Objective Change                     The AAL Small Cap Stock Fund
--- ----------------------------------------------- ----------------------------
--- ----------------------------------------------- ----------------------------
5.  Investment Objective Change                     The AAL Mid Cap Stock Fund
--- ----------------------------------------------- ----------------------------


Quorum and Voting

         The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to any proposal. "Broker non-votes" (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or the nominees do not have discretionary power), will be treated the same as abstentions.

         Shares represented by properly executed proxies received by AAL Trust will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified, shares will be voted "FOR" Proposals 1, 2, 3, 4 and 5 and in the discretion of the persons named in the proxy on Proposal 6. If a form of proxy withholds authority to vote on Proposal 1 for any of the Trustees, the shares represented thereby will be counted as votes cast against such Trustee(s). A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of AAL Trust prior to the Special Meeting or by delivering a duly executed proxy bearing a later date.

         The election of Trustees pursuant to Proposal 1 requires a plurality of the votes cast by the holders of AAL Trust's outstanding shares, with all series voting together. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Trustees up to the maximum number of Trustees to be chosen at the Special Meeting. Consequently, any shares not voted (for example, abstentions) have no impact on the election of Trustees, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

         Ratification of PriceWaterhouseCoopers LLP to serve as independent public accountants to AAL Trust pursuant to Proposal 2 requires that the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to ratification. Accordingly, shares represented in person or by proxy at the Special Meeting which are not voted (for example, abstentions) will not affect the outcome of this proposal.

         Approval of all other matters in this Proxy Statement requires the affirmative vote of "a majority of the outstanding voting securities" of a Fund, defined under the 1940 Act to mean at least a majority of the outstanding voting shares of the affected Fund or, if less, 67% of the voting shares represented at a meeting at which the holders of 50% or more of the outstanding voting shares of that Fund are present or represented by proxy. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of these matters.

         Shareholders of record of each of the Funds at the close of business on August 31, 1998 will be entitled to one vote on each matter presented for each share so held. At that date, the Funds had outstanding the following numbers of shares:

------------------------------------------------------------- -------------------------------------------
Fund                                                          No. of Outstanding Shares
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Small Cap Stock Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Mid Cap Stock Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL International Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Capital Growth Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Equity Income Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Balanced Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL High Yield Bond Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Bond Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Municipal Bond Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL Money Market Fund
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL U.S.  Government  Zero Coupon Target  Funds,  Series
2001
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
The AAL U.S.  Government  Zero Coupon Target  Funds,  Series
2006
------------------------------------------------------------- -------------------------------------------
------------------------------------------------------------- -------------------------------------------
         TOTAL
------------------------------------------------------------- -------------------------------------------


         The Board of Trustees of AAL Trust knows of no business to be considered at the Special Meeting other than the matters mentioned in the Notice of Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

         In the event a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Special Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the best interests of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Adjournment with respect to any proposal would require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy would vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They would vote against any such adjournment those proxies required to be voted against any such proposal.

         A shareholder vote may be taken for one or more of the Funds on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

UPON REQUEST AND AT NO COST TO A REQUESTING SHAREHOLDER, AAL TRUST WILL MAIL, BY FIRST CLASS MAIL, COPIES OF ITS ANNUAL REPORT DATED APRIL 30, 1998. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF ROBERT G. SAME, SECRETARY, AT THE AAL
MUTUAL  FUNDS,  222  WEST  COLLEGE  AVENUE,   APPLETON,   WISCONSIN  54919-0007,
TELEPHONE: 1-800-553-6319.

PROPOSAL 1 - ELECTION OF TRUSTEES

     Six of the seven presently serving members of the Board of Trustees are standing for election as Trustees at the Special Meeting. Mr. D. W. Russler, who is retiring effective December 31, 1998, will not stand for election. The Board has nominated Mr. Edward W. Smeds to fill the vacancy that will be created with the retirement of Mr. Russler. If elected, Mr. Smeds' term of office as a Trustee would begin on January 1, 1999. It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of these seven individuals unless otherwise specified by a shareholder on the proxy. Should any of them become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees may recommend. The following table sets forth information concerning the nominee Trustee and the six Trustees standing for election.

                                                             Principal Occupation and                    Trustee
Name of Trustee                         Age                     Business Experience                       Since

Nominee Trustee:                        62     Retired; President,  Customer Service and Operations,       N/A

Edward W. Smeds                                Kraft Foods from 1991 to 1994;  President Kraft Foods
10 Regent Road                                 Canada  from  1989  to  1990;   Chairman,   Board  of
Northfield, IL  60093                          Trustees, Carthage College.

Trustees Standing for Election:

F. Gregory Campbell                     58     President of Carthage  College,  Kenosha,  Wisconsin;      1992
2001 Alford Parks Dr.                          Vice Chairman,  Kenosha  Hospital and Medical Center;
Kenosha, WI  53140                             Director,  Evangelical  lutheran  Church  in  America
                                               Risk   Management/University   and  College   Health;
                                               Director,  Johnson  Mutual  Funds;  Director  Kenosha
                                               Area Development Association

John H. Pender*                         68     Chairman  of the  Board of  Trustees  and  from  1987      1987
P.O. Box 259                                   through 1996,  President,  AAL Trust;  Prior to 1996,
Dunbar, WV  25064                              Senior Vice President and Chief  Investment  Officer,
                                               Aid  Association  for Lutherans  (fraternal  benefits
                                               society);  prior to 1992, Treasurer,  Aid Association
                                               for Lutherans,  Trustee, Carthage College,  Director,
                                               Marjorie Merriweather Post Foundation

Richard L. Gady                         55     Vice President,  Public Affairs and Chief  Economist,      1987
One Central Park Plaza                         ConAgra, Inc. (agribusiness).
Omaha, NE  68102

Lawrence M. Woods                       66     Former  Executive Vice President and Director,  Mobil      1987
P.O. Box 1860                                  Oil Corp.; Director,  Mobil Corp.  (international oil
Worland, WY  82401                             company and holding company) from 1976 through 1985.

John O. Gilbert*                        56     President   and   Chief   Executive   Officer,    Aid      1998
4321 North Ballard Road                        Association  for Lutherans;  Regent,  Luther College;
Appleton, WI  54919                            Director, Life Office Management Association, Inc.

Ronald G. Anderson*                     49     President,  AAL Trust; Senior Vice President and CFO,      1996
4321 North Ballard Road                        Aid Association for Lutherans;  President AAL Capital
Appleton, WI  54919                            Management  Corporation;  Director,  General  Re-CKAG
                                               Reinsurance   and  Investment   S.ar.L.   (Luxembourg
                                               Reinsurance  Corporation);   and  from  1991  through
                                               1996,  Chairman,  General Re  Financial  Products and
                                               from 1995  through  1996,  Vice  President  Corporate
                                               Development, General Re (both reinsurance)


-------------------------------------

* Messrs. Pender, Gilbert and Anderson are "interested persons" of AAL Trust as defined in the 1940 Act.

         The Board of Trustees held four regular meetings and no special meeting during the fiscal year ended April 30, 1998. Each Trustee attended all of the meetings of the Board of Trustees, and of each committee thereof of which he is a member. The Board of Trustees has a standing Audit Committee, none of whose members is an "interested person" of AAL Trust as defined in the 1940 Act. The Audit Committee reviews the internal and external accounting procedures of AAL Trust and, among other things, considers the selection of independent public accountants for each Fund of AAL Trust, approves all significant services proposed to be performed by the independent certified public accountants and considers the possible effect of such services on the accountant's independence. The Audit Committee met once during the fiscal year ended April 30, 1998. Each member of the Committee attended 100% of the meetings. The Board of Trustees has established no other standing committees nor any policy or procedure regarding the recommendation of Trustee nominees by shareholders, except that nomination of the Trustees who are not "interested persons" of AAL Trust is required to be made and approved by a majority of the Trustees who are themselves not "interested persons" of AAL Trust.

         AAL Trust makes no payments to any of its officers for services. However, any of the Trustees who are not officers or employees of AAL Capital Management Corporation ("AAL CMC") or of any of its affiliates are paid, by AAL Trust, an annual fee of $25,000. These fees are assessed ratably to each series of AAL Trust, including each of the Funds. Trustees are reimbursed by AAL Trust for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for AAL Trust. The table below shows compensation paid to any Trustee or officer of AAL Trust for the fiscal year ended April 30, 1998.

                                                                 Pension or
                                                                 Retirement                             Total
                                                                  Benefits      Estimated Annual  Compensation from
                          Capacities in                        Accrued During    Benefits Upon      AAL Trust and
                              Which                              AAL Trust's       Retirement     Fund Complex Paid
                           Remuneration         Aggregate        Last Fiscal                        to Trustee(1)
Name                         Received         Remuneration          Year

Richard L. Gady              Trustee             $19,500             -0-              -0-              $25,000
F. Gregory                   Trustee             $19,500             -0-              -0-              $25,000
Campbell
D. W. Russler                Trustee             $19,500             -0-              -0-              $25,000
Lawrence M. Woods            Trustee             $19,500             -0-              -0-              $25,000


--------------------------------------

(1) The Fund Complex includes, in addition to AAL Trust, the AAL Variable Product Series Fund, Inc.

         Information regarding each Trustee's beneficial ownership of shares of each series of AAL Trust is provided in the table included in the section of this Proxy Statement captioned "Additional Information Principal Shareholders and Certain Beneficial Owners."

         The Board of Trustees of AAL Trust unanimously recommends a vote "FOR" the election of the seven nominee Trustees named above.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

         AAL Trust's Board of Trustees unanimously selected PriceWaterhouse Coopers LLP, independent public accountants, to audit the books and records of AAL Trust, including the books and records of each of the Funds, for the fiscal year ending April 30, 1999. This firm has served AAL Trust as independent auditors since its inception in 1987, and has served as auditors of each Fund since their respective dates of commencement of operations. PriceWaterhouseCoopers LLP has no direct or indirect financial interest in AAL Trust except as auditors and independent public accountants. [No representative of PriceWaterhouseCoopers LLP is expected to be present at the Special Meeting?]

         The Board of Trustees recommends that shareholders ratify the selection of PriceWaterhouseCoopers LLP as independent accountants for AAL Trust.

PROPOSAL 3 - APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL FUND

Background

         The Board of Trustees has determined that it is in the best interest of the Shareholders of the International Fund to replace Societe Generale Asset Management Corporation ("SoGen"), the Fund's current Sub-Adviser, with Oechsle International Advisers, LLC, a Delaware limited liability company ("Oechsle LLC"). Oechsle LLC is the proposed successor to Oechsle International Advisors L.P. ("Oechsle L.P.") in the pending reorganization transaction described below (the "Oechsle Reorganization"). Accordingly, the Board is recommending that the Shareholders of the International Fund approve a new Sub-Advisory Agreement (the "Proposed Sub-Advisory Agreement") among AAL Trust (on behalf of the International Fund), AAL CMC and Oechsle LLC. The change is being made for the reasons detailed below.

         The investment philosophy of the International Fund is to be fully invested, except for cash needed for transactional purposes. The investment style of SoGen has concentrated on smaller issuers will less liquid securities than many other mutual funds with similar objectives. The supply of securities matching SoGen's focus has been limited. As a result, The AAL International Fund has maintained a larger proportion of its assets in commercial paper and other short term instruments than the Trustees believe is in the shareholders' best interests.

         SoGen's investment performance as sub-adviser has consistently lagged both the unmanaged Morgan Stanley Europe Australia Far East ("EAFE") index as well as mutual funds with similar investment objectives.

         SoGen receives 0.55 of 1% of the International Fund's average daily net assets as its sub-advisory fee. Oechsle's proposed sub-advisory fee is 0.40 of 1% of the Fund's first $50 million in average daily net assets, and 0.35 of 1% of the Fund's average daily net assets in excess of $50 million. The Fund's investment adviser, AAL Capital Management Corporation, has agreed that it will reduce its advisory fee under the International Fund's investment advisory agreement in an amount corresponding to the reduction in the subadvisory fee proposed by Oechsle. Based upon the International Fund's $151,578,627 in net assets as of July 31, 1998, this would save shareholders $278,157 annually, or an overall reduction in sub-advisory fees of approximately one-third.

         Oechsle L.P. is an independently owned money management organization primarily focused on the management of investments in international securities. The organization is a partnership formed and registered as an investment adviser with the Securities and Exchange Commission in 1986 by a group of investment professionals, who previously worked as a team at Putnam International Advisors. The founding partners of Oechsle L.P. have worked together for an average of 15 years. As of August 31, 1998, Oechsle L.P. had under management in excess of $9 billion in assets. Oechsle L.P. serves as adviser or subadviser to seven (7) other international mutual funds, including AAL Variable Product International Stock Portfolio, a series of AAL Variable Product Series Funds, Inc. which commenced operations on March 2, 1998.

         In their capacities as members of the Board of Directors of AAL Variable Product Series Funds, Inc., the members for the Board of Trustees have thoroughly familiarized themselves with Oechsle L.P.'s investment strategies, style, philosophy and overall performance. They also have had a first hand opportunity to assess and work with Oechsle L.P.'s investment personnel, and to observe the quality of their services, systems, procedures and financial condition, as well as their performance. Based on this experience, the Board of Trustees has concluded that the management style and philosophies of Oechsle L.P. are more consistent with the investment objective and program of the International Fund than those of SoGen, and has developed a high degree of confidence in Oechsle L.P.

         If approved, the Proposed Sub-Advisory Agreement would become effective November 1, 1998.

Description of Present Sub-Advisory Agreement

         AAL Capital Management Corporation, 222 West College Avenue, Appleton, Wisconsin 54919, has served as investment adviser ("Adviser") for AAL Trust since its inception in 1987, and as the Adviser for each of the Funds since the respective dates of their commencement of operations. The Adviser provides these services pursuant to the terms of an investment advisory agreement between the Adviser and AAL Trust, dated November 28, 1990 (the "Present Advisory Agreement"). It is contemplated that the change in the Sub-Adviser will result in a fee reduction under the Advisory Agreement.

         The Present Sub-Advisory Agreement was entered into by and among AAL Trust, the Adviser and SoGen on May 23, 1995. Both the Advisory and the Present Sub-Advisory Agreements were approved by the sole shareholder of the Fund on July 31, 1995. The Advisory Agreement and Present Sub-Advisory Agreement for the Fund provide that subject to Section 36 of the Investment Company Act of 1940, neither the Adviser nor Sub-Adviser shall be liable to the Trust for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of their duties under the Agreement, except for willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreements.

         Under the Present Sub-Advisory Agreement, the Sub-Adviser, subject to the direction and control of the Adviser and the Trustees of AAL Trust, determines the securities that will be purchased or sold by the Fund, arranges for their purchase and sale and renders other assistance to the Adviser in formulating and implementing the investment program of the Fund. The Sub-Adviser furnishes or pays for all facilities, equipment and supplies required for it to carry out its duties under the Present Sub-Advisory Agreement including, but not limited to, office space, office equipment, furnishings and personnel.

         For its services the Sub-Adviser receives a fee from the fees paid to the Adviser. The annual rate of the Sub-Advisory fee for the International Fund is .055 of 1% of average daily net assets. For the fiscal year ended April 30, 1998, the Sub-Adviser received fees under the Present Sub-Advisory Agreement with respect to the Fund in the amount of $930,467.

         Unless earlier terminated as described below, the Present Sub-Advisory Agreement provides that it will remain in effect from year to year only so long as such continuance is specifically approved at least annually in the manner required under the 1940 Act. The 1940 Act provides that the requisite approval shall be deemed to have been obtained only if the Present Sub-Advisory Agreement is specifically approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the Present Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by the vote of a majority of the entire Board of Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the International Fund.

         The Present Sub-Advisory Agreement may be terminated by the Sub-Adviser, at any time without penalty upon giving AAL Trust and the Adviser 60 days' written notice, and may be terminated by AAL Trust or the Adviser, at any time without penalty upon giving the Sub-Adviser 60 days' written notice, provided that such termination by AAL Trust must be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the International Fund. In addition, the Present Sub-Advisory Agreement automatically terminates in the event of its "assignment" (as defined in the 1940 Act) and in the event that the Advisory Agreement is terminated. In the event of termination of the Present Sub-Advisory Agreement for any reason, the approval of the shareholders of the International Fund is required to enter into a new agreement with respect to the provision of sub-advisory services to the International Fund.

On August 27, 1997 pursuant to the direction of the Board of Trustees, AAL CMC delivered a written notice of termination of the Present Sub-Advisory Agreement to SoGen. The termination is effective October 31, 1998 or such later date as the shareholders approve the Proposed Sub-Advisory Agreement or other arrangements are in place to assure continuous investment management services legally can be provided on behalf of the International Fund. During this pre-termination period SoGen and AAL CMC anticipate commencing the transition of the International Fund's investment portfolio as described below under the subheading "Adjustment to Investment Portfolio."

Description of Proposed Sub-Advisory Agreement

         Under the Proposed Sub-Advisory Agreement, Oechsle LLC (as successor to Oechsle L.P. in the Oechsle Reorganization described below), subject to the direction and control of the Adviser and the Board of Trustees, would determine the securities that would be purchased or sold by the International Fund, would arrange for their purchase and sale and would render other assistance to the Adviser in formulating and implementing the investment program of the
International Fund. Oechsle LLC would furnish or pay for all facilities, equipment and supplies required for it to carry out its duties under the Proposed Sub-Advisory Agreement, including, but not limited to, office space, office equipment, furnishings and personnel. Under the Proposed Sub-Advisory Agreement, Oechsle LLC would receive a fee, calculated daily and paid quarterly out of the fee paid to the Adviser under the Advisory Agreement, at an annual rate of 0.40 of 1% of the International Fund's average daily net assets of $50 million or less, and 0.35 of 1% of the International Fund's average daily net assets over $50 million. The Advisor has agreed to reduce the fees under the Advisory Agreement in an amount corresponding to the reduction in the sub-advisory fee established under the Proposed Sub-Advisory Agreement as compared to the sub-advisory fee presently charged by SoGen. Accordingly, the cost savings associated with the fee proposed by Oechsle LLC would reduce the overall advisory fees paid by the International Fund, and thereby would result in a cost savings to the Fund and its shareholders.

         Unless earlier terminated as described below, the Proposed Sub-Advisory Agreement provides that it would remain in effect from year to year only so long as such continuance is specifically approved at least annually in the manner required under the 1940 Act. Approval of advisory and sub-advisory agreements under the 1940 Act require the affirmative vote at least annually: (i) of a majority of the Trustees who are not parties to the Proposed Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval; and (ii) either of a majority of the entire Board of Trustees or of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the International Fund.

         The Proposed Sub-Advisory Agreement could be terminated by the Sub-Adviser at any time without penalty upon giving the Adviser and AAL Trust sixty (60) days written notice, and by the AAL Trust or the Adviser at any time without penalty upon giving the Sub-adviser sixty (60) days written notice, provided that such termination by AAL Trust must be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the International Fund.

Adjustment to Investment Portfolio

         As noted above, Oechsle LLC's management style and philosophy focuses on larger international companies than do the management style and philosophies of SoGen. As a result, most of the equity and fixed income securities currently in the International Fund ultimately will be sold with the proceeds reinvested in securities of foreign companies that are larger and more liquid. Trading costs associated with this process are estimated at .30% to .50% of the value of securities traded, or $300,000 to $500,000 in the aggregate, based upon the approximately $100 million in long-term investments in the International Fund. Because some of the securities presently held in the International Fund do not have an active trading market, (i.e. they are not bought and sold in large numbers or at frequent times) we will attempt to sell them over a longer period of time, from six months to 1 year. This will help minimize potential losses and costs. As opportunities to liquidate some of these positions present themselves over the next two months prior to the effectiveness of the termination of the Present Sub-Advisory Agreement, SoGen and AAL CMC plan to commence the process of restructuring the portfolio. Because the International Fund currently has unrealized losses exceeding its unrealized gains, no adverse tax consequences are anticipated for shareholders as a result of the sale of most of the portfolio securities.

Approval Required

         In order to be approved, the Proposed Sub-Advisory Agreement must receive the affirmative vote of at least a majority of the outstanding shares of the International Fund, or if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the International Fund are present or represented by proxy. If the Proposed
Sub-Advisory Agreement is approved, it will become effective and replace the Present Sub-Advisory Agreement on November 1, 1998 and will continue in effect for a period of two years, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually in the manner described above for annual continuance of the Present Sub-Advisory Agreement. See "Description of Present Sub-Advisory Agreement" above.

         If the Proposed Sub-Advisory Agreement is not approved by the shareholders of the International Fund, the Present Sub-Advisory Agreement will continue, on a temporary basis, while the Trustees consider what course of action to pursue with respect to the International Fund. Such course of action could involve seeking to engage Oechsle to provide investment management services on an interim basis (subject to any required regulatory action) during the period required to obtain approval by shareholders of the Proposed Sub-Advisory Agreement or another sub-advisory agreement with Oechsle, having AAL CMC assume responsibilities for the management of the assets of the International Fund pursuant to the Advisory Agreement, or seeking to make other arrangements for obtaining such services from another source, as the Trustees consider appropriate.

Information About Oechsle L.P.

     Oechsle L.P. is a Delaware limited partnership, which is registered as an investment adviser with the Securities and Exchange Commission. Its sole general partner is Oechsle Group L.P., a Delaware limited partnership ("Oechsle Group L.P."). Walter Oechsle, as Managing General Partner of Oechsle Group L.P., is the chief executive officer of Oechsle, L.P. and Oechsle Group L.P. In addition to Mr. Oechsle, the following persons are general partners of Oechsle Group
L.P.: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew S. Parlin. The principal occupation of all of the general partners of Oechsle Group L.P. is as a partner of Oechsle Group L.P. and officer of Oechsle, L.P. The address of Oechsle, L.P., Oechsle Group L.P. and each general partner of Oechsle Group L.P. is One International Place, Boston, Massachusetts 02110.

         Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") currently owns a majority limited partnership interest in Oechsle, L.P. DAMCO is a wholly owned subsidiary of Dresdner Bank AG. DAMCO's address is 75 Wall Street, New York, New York 10005. The address of Dresdner Bank AG is Jurgen-Ponto-Plarz 1 60301, Frankfurt am Main, Germany.

         Fund Managers

                   Kathleen Harris is a Partner and Portfolio Manager/Research Analyst. She is a co-manager of the AAL Variable Product International Stock Portfolio. Prior to joining Oechsle in January 1995, Ms. Harris was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed the fund's international equity assets. Previously, she was a Fund Manager and Equity Analyst for the Northern Trust Company.

     Ms. Harris received a M.B.A. in Finance from the University of Chicago Graduate School of Business and a B.S. (Honors) in Finance from the University of Illinois. She is a Chartered Financial Analyst.

                  L. Sean Roche is a Partner and a Portfolio Manager/Research Analyst. Sean is a co-manager of the AAL Variable Product International Stock Portfolio. He has over twenty-one years of international investment experience. Prior to forming Oechsle, Mr. Roche was a Vice President and Portfolio Manager for Putnam International Advisors. Previously, he was associated with Rowe Rudd & Company and James Capel & Company in London, where he worked as a technology analyst.

     Mr. Roche holds a B.Sc. Econ. (Hons), the London School of Economics. He studied investment analysis and management at the City University Business School and the City of London Polytechnic.

         Sub-Advisory Services. Oechsle L.P. acts as sub-adviser to several other mutual funds that have investment objectives similar to the Fund's. Appendix B attached hereto sets forth the name and asset size of these other mutual funds and the rate of Oechsle L.P.'s compensation as sub-adviser to each of them.

         Services to be Rendered by Oechsle LLC to the Fund.  Oechsle LLC, will

     o Obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual or industries, the securities of which are included in the International Fund or are under consideration for the inclusion in the Portfolio;

     o Formulate and implement a continuous investment program for the International Fund consistent with its investment objectives and relevant investment policies as described in the prospectus;

     o Take actions to implement the International Fund's investment program by the purchase and sale of securities, including the placing of orders for such purchases and sales; and

     o    Regularly   report  with   respect  to  the   implementation   of  the
          International Fund's investment program.

         Beyond the performance of these contractual services, Oechsle LLC is to provide assistance in the marketing and client servicing of the Fund's portfolio. In general, this assistance will take the form of meetings and conference calls between one or more of Oechsle's investment staff with wholesalers, brokers/dealers, and/or the clients of brokers/ dealers.

Oechsle Reorganization

     Oechsle L.P. is currently changing its business structure. As part of the change, Oechsle L.P. will be reorganized into Oechsle LLC, a Delaware limited liability company, which will continue the business that Oechsle L.P. conducted prior to that time. Oechsle L.P. expects this reorganization transaction will be completed around October 1, 1998, subject to the satisfaction of several conditions.

         As part of the Oechsle Reorganization, (1) the seven general partners of Oechsle Group L.P. will approximately double their current collective ownership interest in the sub-adviser, (2) Dresdner Bank AG, indirectly Oechsle L.P.'s largest limited partner, will divest of all of its interest in Oechsle L.P., and (3) Fleet Financial Group, Inc. ("Fleet") will acquire approximately a 35% interest (on a fully diluted basis) in Oechsle LLC. Fleet's interest will be nonvoting.

         Oechsle LLC will be a Delaware limited liability company. Its Member Manager will be Oechsle Group, LLC, a Delaware limited liability company ("Oechsle Group LLC") which will own approximately a 44% interest (on a fully diluted basis) in Oechsle LLC. The seven current general partners of Oechsle Group L.P. will collectively own approximately an 89% interest (on a fully diluted basis) in Oechsle Group LLC. The management, policies and control of Oechsle LLC will, subject to certain limitations, be vested exclusively in Oechsle Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Oechsle Group LLC, which will consist of Messrs.
Keesler, Roche, Langer, Walker and Parlin. Mr. Keesler will be the Chief Investment Officer of Oechsle LLC and a Portfolio Manager/Research Analyst with responsibility for coordinating Oechsle LLC's investment activities. Mr. Langer is a Member Manager and Director of Marketing. Messrs. Schaefer, Walker and Parlin will be Portfolio Managers for Oechsle LLC.

         The address of Oechsle LLC and Oechsle Group LLC is One International Place, Boston, Massachusetts 02110. The address of Fleet is One Federal Street, Boston, Massachusetts 02110.

Trustees' Considerations and Recommendation

         In considering the Proposed Sub-Advisory Agreement, the Board of Trustees carefully evaluated a number of relevant factors, including, in addition to those discussed above (see "Background"): (1) a comparison of the sub-advisory fees proposed Oechsle by LLC as compared to fees paid by other international stock mutual funds for investment management services; (2) a comparison of the fees and expense ratios (including advisory and sub-advisory fees) of the International Fund to those of other international stock mutual funds; (3) the historical performance of the International Fund compared to relevant indices and its peer group; (4) the nature and quality of the services that the Board of Trustees has observed Oechsle L.P. providing to the AAL Variable Product International Stock Portfolio, both on their own merits and as compared to similar services provided to the Fund by SoGen; (5) the long term historical performance of Oechsle L.P.'s management style and philosophies with respect to international stocks compared to relevant indices and peer groups;
(6) the history, reputation, qualification and background of Oechsle L.P., as well as the qualification of its personnel and its financial condition; (7) the investment performance record of the portfolio managers of Oechsle LLC who will be responsible for managing the International Fund's assets; (8) the absence of any special or inappropriate benefits that would be obtained by Oechsle LLC and its affiliates from the relationship, including a consideration of soft dollar arrangements; (9) an assessment that the Oechsle Reorganization will have no material effect on the management, operations or personnel of Oechsle L.P. or its investment style and philosophies with respect to international stocks; and
(10) other factors deemed relevant by the Board of Trustees.

         Based upon these considerations, the Board has determined that it would be in the best interests of the International Fund's shareholders to have Oechsle LLC serve as the Fund's sub-adviser following the Oechsle Reorganization. The Board of Trustees has further determined that the terms of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, the International Fund and its shareholders.

Accordingly, the Board of Trustees, none of whom is an "interested person" of the Oechsle LLC or any of its affiliates, unanimously recommends that shareholders of the International Fund vote "FOR" approval of the Proposed Sub-Advisory Agreement.

PROPOSAL 4 - CHANGE IN INVESTMENT OBJECTIVE OF SMALL CAP STOCK FUND

         The AAL Small Cap Stock Fund's ("Small Cap Fund's") current fundamental investment objective seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of small companies. For purposes of this objective, small companies are defined as those with market capitalizations of less than $1.0 billion.

         In recent years, stock prices have appreciated significantly and, consequently, the size of smaller companies has increased as well. However, because the market capitalization threshold that the Small Cap Fund uses to define small companies is fundamentally fixed, the Fund has been unable to increase the average size of the companies in which it invests. As a result, the average size of the companies in which the Small Cap Fund invests has declined relative to the overall market, and has exposed the Fund to increased price volatility as compared to the market generally. This development has affected the Small Cap Fund's performance relative to its peers, which have increased the level of market capitalizations of companies in which they invest to correspond to the market appreciation of stocks generally.

         In order to provide more flexibility for the Small Cap Fund to respond to such market changes in the future, the Board of Trustees is proposing to eliminate the market capitalization threshold from the fundamental investment objective of the Fund. At the same time, the Board of Trustees proposes to establish a nonfundamental investment policy for the Small Cap Fund which will define small companies to mean those with market capitalizations of less than $1.5 billion, as compared to the current threshold of $1.0 billion. Because the policy would be nonfundamental, the Board of Trustees could adjust this threshold in the future as it deems necessary in response to market trends, without shareholder approval. The Board of Trustees believes the flexibility associated with this proposed change will enhance the ability of the investment manager to achieve the Small Cap Fund's investment objective.

         Accordingly,   the  Board  of  Trustees  unanimously   recommends  that
shareholders of The AAL Small Cap Stock Fund vote "FOR" approval of the change in the investment objective of the Fund.

PROPOSAL 5 - CHANGE IN INVESTMENT OBJECTIVE OF MID CAP STOCK FUND

         The AAL Mid Cap Stock Fund's ("Mid Cap Fund's") current fundamental investment objective seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies. For purposes of this objective, mid-sized companies are defined as those with market capitalizations ranging from $100 million to $5.0 billion.

         In recent years, stock prices have appreciated significantly and, consequently, the size of mid-sized companies increased as well. However, because the market capitalization threshold that the Mid Cap Stock Fund uses to define mid-sized companies is fundamentally fixed, the Fund has been unable to increase the average size of the companies in which it invests. As a result, the average size of the companies in which the Fund invests has declined relative to the overall market. This development has affected the Mid Cap Fund's performance relative to its peers, which have increased the level of market capitalizations of companies in which they invest correspond to the market appreciation of stocks generally.

         In order to provide more flexibility for the Mid Cap Fund to respond to such market changes in the future, the Board of Trustees is proposing to eliminate the market capitalization threshold from the fundamental investment objective of the Fund. At the same time, the Board of Trustees proposes to establish a nonfundamental investment policy for the Mid Cap Fund which will define mid-sized companies to mean those with market capitalizations ranging from $1.5 billion to $6 billion, as compared to the current threshold which ranges from companies with $100 million in market capitalization to companies with $5.0 billion. Because the policy would be nonfundamental, the Board of Trustees could adjust this threshold in the future as it deems necessary in response to market trends, without shareholder approval. The Board of Trustees believes the flexibility associated with this proposed change will enhance the ability of the investment manager to achieve the Mid Cap Fund's investment objective.

         Accordingly,   the  Board  of  Trustees  unanimously   recommends  that
shareholders of The AAL Mid Cap Stock Fund vote "FOR" approval of the change in the investment objective of the Fund.


                                 OTHER BUSINESS

         Management of AAL Trust is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.


                             ADDITIONAL INFORMATION


Officers of The AAL Mutual Funds

         The following table sets forth information with respect to each officer of AAL Trust who is not a Trustee. Officers are appointed annually by the Board of Trustees, and serve one-year terms.

                                                      Position and Offices
Name                           Age               with The AAL Mutual Funds                Principal Occupation


Robert G. Same                 53                        Secretary                  Director   since  1987,   Deputy
222 West College Ave.                                                               General       Counsel,       Aid
Appleton WI  54919                                                                  Association  for Lutherans since
                                                                                    1998, Executive Vice President
                                                                                    since 1997 and Secretary of
                                                                                    AAL Capital Management
                                                                                    Corporation since 1987.

Terrance P. Gallagher          39                        Treasurer                  Director  and  Chief   Financial
222 West College Ave.                                                               Officer    of    AAL     Capital
Appleton WI  54919                                                                  Management   Corporation   since
                                                                                    1994, Senior Vice President since
                                                                                    1987, and Controller since 1992.


Administrator and Distributor

         In addition to serving as Adviser to the Funds, AAL Capital Management Corporation also provides necessary administrative services to each of the Funds pursuant to its July 1, 1990 Administrative Services Agreement with AAL Trust, and serves as the distributor of the shares of each Fund pursuant to its Distribution Agreement with AAL Trust, dated June 15, 1987, as amended. AAL Capital Management Corporation's principal executive offices are located at 222 West College Avenue, Appleton, Wisconsin 54919.

         The Adviser was organized in 1986 as a Delaware corporation. It is a wholly-owned subsidiary of AAL Holdings Inc., which in turn is a wholly-owned subsidiary of Aid Association for Lutherans ("AAL"). AAL is a non-profit, non-stock membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.7 million members and is the world's largest fraternal benefit society in terms of assets and life insurance in force. AAL ranks in the top 2% of all life insurers in the United States in terms of ordinary life insurance (nearly $78 billion in force). AAL offers life, health and disability income insurance and fixed and variable annuities to its members. All members are part of one of over 9,800 local AAL branches throughout the United States. AAL's principal executive offices are located at 4321 North Ballard Road, Appleton, Wisconsin 54919.

Portfolio Transaction and Brokerage

         The Sub-Adviser and the Adviser direct the placement of orders for the purchase and sale of each Fund's portfolio securities. The costs of securities transactions for each Fund consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities are dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Sub-Adviser and the Adviser seek the best combination of price and execution.

         For the year ended April 30, 1998, the Funds paid brokerage commissions in an aggregate amount of $3,143,251, none of which were paid to any broker\dealer affiliated with the Adviser. Brokerage commissions in the amount of $10,165 were paid to affiliates of the Sub-Adviser.


Principal Shareholders and Certain Beneficial Owners

     As of August 31, 1998, the officers and Trustees of AAL Trust owned less than 1% of the shares of each Fund. As of that date, the following persons were the only individuals known to own of record or beneficially five percent (5%) or more of the outstanding shares of any of the Funds or of AAL Trust:

Name/Address                           Fund                  No. of Shares        % of Outstanding

Ms. Geraldine J. McPhearson            The AAL  U.S.  Government  Zero
361 Bunker Hill Road                   Coupon  Target  Funds,   Series
Belleville, Illinois 62221             2001

Jeffrey J. May and                     The AAL Government  Zero Coupon
Norma J. May                           Target Funds, Series 2006
745 Pleasant View Road
Chanhassen, Minnesota 55317


         The table presented in Appendix C attached to this Proxy Statement shows shares of each Fund of AAL Trust as to which each Trustee, the nominee Trustee and the group consisting of all Trustees, the nominee Trustee and executive officers of AAL Trust, had or shared power over voting or disposition as of August 31, 1998.

Cost of Solicitation

         In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of AAL Trust and by officers and employees of the Adviser or the Sub-Adviser, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of AAL Trust determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting, and of soliciting proxies will be borne by the Funds.

Shareholder Meetings

         AAL Trust is organized as a Massachusetts business trust, and as such is subject to Massachusetts law. Pursuant to Massachusetts law and the
Declaration of Trust of AAL Trust, AAL Trust is not required to hold a shareholder meeting in any year in which the election of Trustees, approval of the investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of AAL Trust under the 1940 Act. Meetings of the shareholders of AAL Trust will be held when and as determined necessary by the Board of Trustees of AAL Trust and in accordance with the 1940 Act. Other than the Special Meeting to which this Proxy Statement relates, AAL Trust currently does not anticipate that it will hold a meeting of shareholders of any of the Funds in 1998.

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to the following address: The AAL Mutual Funds, 222 West College Avenue, Appleton, Wisconsin 54919, Attention: Robert G. Same, Secretary.

                                               By Order of the Board of Trustees



                                               Robert G. Same, Secretary

Appleton, Wisconsin
September ____, 1998
                              THE AAL MUTUAL FUNDS
                           The AAL International Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald G. Anderson, James Abitz and Robert G. Same, or any of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The International Fund to be held at 222 West College Avenue, Appleton, Wisconsin 54919 beginning at 10:00 a.m., local time, on October 30, 1998, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.


DATED:__________________________________________, 1998


(Please sign exactly as name appears at left)


(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                    * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed by the shareholder.

IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

1.    Proposal  to elect  seven  candidates  to serve on the Board of Trustees of  __ FOR   __  FOR, except vote   __ WITHHELD from
The AAL Mutual  Funds,  six of whom  presently  are serving as Trustees,  John H.               withheld from the     all candidates
Pender, Richard L. Gady, Lawrence M. Woods,  F. Gregory Campbell, John O. Gilbert               following candidate(s):
and  Ronald G.  Anderson,  and the  seventh of whom is a new  nominee,  Edward W.
Smeds.

2.    Proposal  to ratify the Board of  Trustees'  selection  of  PriceWaterhouse  __ FOR   __ AGAINST             __ ABSTAIN
Coopers LLP as independent  accountants  for all of the Funds for the fiscal year ending April 30,1999.

3.    Proposal  to approve  the  Proposed  Sub-Advisory  Agreement  among The AAL  __ FOR   __ AGAINST             __ ABSTAIN
Mutual  Funds,  AAL Capital  Management  Corporation  and  Oechsle  International
Advisors,  LLC, a copy of which is  attached  as  Appendix A to the  accompanying
Proxy Statement.

4.    Proposal  to  approve  the  change  in  The  AAL  Small  Cap  Stock  Fund's  __ FOR   __ AGAINST             __ ABSTAIN
investment objective, as described in the accompanying Proxy Statement.

5.    Proposal to approve the change in The AAL Mid Cap Stock  Fund's  investment  __ FOR   __ AGAINST             __ ABSTAIN
objective, as described in the accompanying Proxy Statement.

6. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



                                   APPENDIX A

                       Form of New Sub-Advisory Agreement



                              THE AAL MUTUAL FUNDS
                         SUB-ADVISORY AGREEMENT FOR THE
                             AAL INTERNATIONAL FUND
                                      WITH
                      OEECHSLE INTERNATIONAL ADVISORS, LLC


AGREEMENT made this 30th day of October, 1998, by and among the AAL MUTUAL FUNDS. (the "Fund"), a Massachusetts business trust, AAL CAPITAL MANAGEMENT CORPORATION (the "Adviser"), a Delaware corporation and OECHSLE INTERNATIONAL ADVISORS, LLC (the "Sub-Adviser"), a Delaware limited liability corporation.

WITNESSETH:

In  consideration  of the mutual  promises and agreements  herein  contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is hereby agreed by and among the parties hereto as follows:

1. In General

The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser to the Fund with respect to the investment and reinvestment of the assets of the Fund's series of shares described as the AAL International Fund. It is understood that the Fund may create one or more additional Fund series from time to time and that this Agreement may be amended by the mutual written agreement of the parties to include such additional funds under the terms to this Agreement.

2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the International Fund

(a) Subject to the succeeding provisions of this section and subject to the oversight and review of the Adviser and the direction and control of the Board of Trustees ("Trustees") of the Fund, the Sub-Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and with prior consultation with the Fund to:

(i) Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

(ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; including brokers and dealers that may be affiliates of the Sub-Adviser, and

(iii) Enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions, including foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held for the Fund, it being intended that sole responsibility for safekeeping thereof and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser's direction shall rest upon the Fund's Custodian.

(iv) Provide the Adviser and the Trustees with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser's responsibilities under the Investment Advisory Agreement with the Fund and those of AAL Capital Management Corporation under the Primary Underwriting Agreement with the Fund.

Written procedures with respect to (i), (ii) and (iii) above may be set forth as agreed to among the Fund, the Adviser and Sub-Adviser.

(b) Any investment purchases or sales made by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Articles of Incorporation and
By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, or as amended by the shareholders of the Fund; provided that copies of the items referred to in clauses (3), (4) and (5) shall have been furnished to the Sub-Adviser.

(c) The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties ("disabling conduct") hereunder on the part of the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36 (b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Fund shall indemnify the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) against any liability arising from the Sub-Adviser's conduct under this Agreement to the extent permitted by the Articles of Incorporation and applicable law.

(d) Nothing in this Agreement shall prevent the Sub-Adviser or any "affiliated person" (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(e) In connection with its duties to arrange for the purchase and sale of the International Fund's securities and other assets, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund and the Adviser, provided that a copy of any such agreement shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

(f) The Sub-Adviser may place orders both as to sales and purchases of assets directly through any broker or dealer it chooses. Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Fund to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other discretionary client accounts.

(g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Sub-Adviser may purchase or sell for the Fund, pursuant to the Fund's Rule 10f-3 Procedures, any security (including securities of the same class as those underwritten or other securities of the same or related issuer) for which any affiliate of the Sub-Adviser acts as (1) an underwriter (either as lead underwriter or syndicate member), both during the pendency of any underwriting or selling syndicate and thereafter, or (2) a market maker, provided that such security is purchased from a non-affiliated party.

(h) The Sub-Adviser shall be responsible for 13F reporting for the securities held by the International Fund.

3. Allocation of Expenses

During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser agrees that it will furnish the Fund, at the Sub-Adviser's expense, with all office space, facilities, equipment, and clerical personnel necessary for carrying out its duties under this Agreement.

4. Certain Records

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act that are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Adviser on request.

5. Reference to the Sub-Adviser

Neither the Fund, the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

6. Compensation of the Sub-Adviser

The Adviser agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee, payable quarterly in arrears and computed on the average daily net asset value of The AAL International Fund at rates shown on Exhibit A attached hereto.

7. Duration and Termination

(a) This Agreement shall go into effect for the International Fund on November 1, 1998 or as soon thereafter as it receives shareholder approval, and shall, unless terminated as hereinafter provided, continue in effect thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Fund's Board of Trustees, or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund, with respect to the International Fund, and, in either case, a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund and the Adviser sixty (60) days' written notice (which notice may be waived by the Fund and Adviser) and may be terminated by the Fund or the Adviser at any time without penalty upon giving the Sub-Adviser sixty (60) days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund, with respect to the International Fund, or with respect to any Fund by the vote of a majority of the outstanding shares of such Fund. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act). This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

8. Agreement Binding Only On Fund Property

The Sub-Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Sub-Adviser represents that it has notice of the provisions of the Fund's Articles of Incorporation disclaiming shareholder liability for acts or obligations of the Fund.

9. Action By An Individual Fund

The provisions of this Agreement and any amendments hereto with respect to a Series may be approved by the shareholders of that Series and become effective with respect to the assets of that Series without the necessity of approval thereof by shareholders of any other Series. The Adviser represents that the holders of a majority (as defined in the "Act") of The AAL International Fund, will vote on approval of the entry into this Agreement on behalf of said fund.

10. Notices

The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

(a) any change in any of the Sub-Adviser's members or portfolio managers;

(b) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(c) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before any court, public board or body, involving the affairs of the AAL International Fund, or

(d) any change in ownership or control, or membership of the Sub-Adviser.

11. Manner of Notice

Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission, or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed served seven days after mailing and in the case of telex, facsimile or other electronic transmission, twelve hours after confirmed receipt thereof. Addresses for notice may be changed by written notice to the other party.


The Adviser


Ronald G. Anderson, President and Chief Executive Officer
AAL Capital Management Corporation
222 West College Ave.
 Appleton, WI 54919-000&
 Fax (920)


The Sub-Adviser

 Stephen Langer
 Oechsle International Advisors, LLC
 One International Place
 Boston, MA 02110
 Fax (617) 330-8620


No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

The Adviser acknowledges receipt of the Sub-Adviser's Part II, Form ADV at least 48 hours in advance of signing this Agreement.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be governed by the laws of the State of Wisconsin.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

THE AAL MUTUAL FUNDS


-----------------------------------
Ronald G. Anderson, President


ATTEST:


-----------------------------------
Robert G. Same, Secretary


AAL CAPITAL MANAGEMENT CORPORATION

-----------------------------------
Ronald G. Anderson, President


ATTEST:


-----------------------------------
Robert G. Same, Secretary

OECHSLE INTERNATIONAL
 ADVISORS, LLC by its Managing
 Member, OECHSLE GROUP, LLC


-----------------------------------
 L. Sean Roche, Member Manager


ATTEST


-----------------------------------


                                   EXHIBIT A
                                       TO
                              THE AAL MUTUAL FUNDS
                             SUB-ADVISORY AGREEMENT
                            (Dated October 30, 1998)


1. The AAL International Fund

The management fee for The AAL International Fund, payable to the Sub-Adviser by the Adviser, calculated in accordance with paragraph 6 of The AAL Mutual Funds Sub-Advisory Agreement, shall be at the annual rate of :


0.40 of 1% of the average daily net assets of $50 million or less;

0.35 of 1% of the average daily net assets over $50 million.

                                   APPENDIX B

                      Oechsle International Advisors, L.P.
                    Mutual Fund Contract Renewal Information



Management Fee Schedules for Sub-Advisory Relationships:

AAL Variable Product International Stock Portfolio, a Portfolio of the AAL Variable Product Series Fund, Inc.

                                    Approximate
                                    Assets Under                  Oechsle L.P.
                                  Management as of               Management Fee
                                      3/31/98                         from
Fee Schedule                         (millions)                 1/1/98 - 3/31/98

1st $20 million.54%                    $11                          $4,268
Next $30 million.45%
Over $50 million.36%


The International Equity Fund, a portfolio of the Galaxy Fund (Fleet Bank)

1st $50 million.40%                  $384                              $304,264
Over $50 million.35%


The Jamestown International Equity Fund, a series of the Williamsburg Investment Trust

All Assets.50%                       $42                                $46,873


The MMA Praxis International Fund, a series portfolio of the MMA Praxis Mutual Fund

All Assets.50%                       $22                                $23,845



International Fund, a portfolio of Frank Russell Investment Company

   1st $50 million.40%               $209                              $173,956
 Next $600 million.35%
 Over $650 million.30%


International Securities Fund, a portfolio of Frank Russell Investment Company

   1st $50 million.40%               $178                              $148,409
 Next $600 million.35%
 Over $650 million.30%


International Equity Investments, a portfolio of Consulting Group Capital Markets Funds, Ltd. (a Smith Barney managed fund)

All Assets.40%                       $626                              $550,846


                                   APPENDIX C


        The table below shows shares of each Fund of AAL Trust as to which each Trustee, the nominee Trustee and the group consisting of all Trustees, the nominee Trustee and executive officers of AAL Trust had or shared power over voting or disposition as of August 31, 1998.

Name and Series                                 Number of Shares of the Fund(1)
John H. Pender:
        Small Cap Stock Fund
        Mid Cap Stock Fund
        International Fund
        Capital Growth Fund
        Equity Income Fund
        Balanced Fund
        High Yield Bond Fund
        Bond Fund
        Municipal Bond Fund
        Money Market Fund
        Target Fund, Series 2001
        Target Fund, Series 2006

F. Gregory Campbell:
        Small Cap Stock Fund
        Mid Cap Stock Fund
        International Fund
        Capital Growth Fund
        Equity Income Fund
        Balanced Fund
        High Yield Bond Fund
        Bond Fund
        Municipal Bond Fund
        Money Market Fund
        Target Fund, Series 2001
        Target Fund, Series 2006

Richard L. Gady:
        Small Cap Stock Fund
        Mid Cap Stock Fund
        International Fund
        Capital Growth Fund
        Equity Income Fund
        Balanced Fund
        High Yield Bond Fund
        Bond Fund
        Municipal Bond Fund
        Money Market Fund
        Target Fund, Series 2001
        Target Fund, Series 2006

Lawrence M. Woods:
        Small Cap Stock Fund
        Mid Cap Stock Fund
        International Fund
        Capital Growth Fund
        Equity Income Fund
        Balanced Fund
        High Yield Bond Fund
        Bond Fund
        Municipal Bond Fund
        Money Market Fund
        Target Fund, Series 2001
        Target Fund, Series 2006

D. W. Russler:
         Small Cap Stock Fund
         Mid Cap Stock Fund
         International Fund
         Capital Growth Fund
         Equity Income Fund
         Balanced Fund
         High Yield Bond Fund
         Bond Fund
         Municipal Bond Fund
         Money Market Fund
         Target Fund, Series 2001
         Target Fund, Series 2006

Ronald G. Anderson:
         Small Cap Stock Fund
         Mid Cap Stock Fund
         International Fund
         Capital Growth Fund
         Equity Income Fund
         Balanced Fund
         High Yield Bond Fund
         Bond Fund
         Municipal Bond Fund
         Money Market Fund
         Target Fund, Series 2001
         Target Fund, Series 2006

John O. Gilbert:
         Small Cap Stock Fund
         Mid Cap Stock Fund
         International Fund
         Capital Growth Fund
         Equity Income Fund
         Balanced Fund
         High Yield Bond Fund
         Bond Fund
         Municipal Bond Fund
         Money Market Fund
         Target Fund, Series 2001
         Target Fund, Series 2006

All Trustees and Executive Officers
as a Group (a total of 9 persons)
Small Cap Stock Fund
Mid Cap Stock Fund
International Fund
Capital Growth Fund
Equity Income Fund
Balanced Fund
High Yield Bond Fund
Bond Fund
Municipal  Bond Fund
Money  Market Fund
Target Fund, Series 2001
Target Fund, Series 2006


     (1) These figures are based on information furnished by the respective individuals and by Firstar Trust Company, AAL Trust's Transfer Agent, as of August 31, 1998. Certain of the individuals listed share voting and investment power with his spouse with respect to some or all of the shares listed opposite his name. Each individual Trustee or executive officer beneficially owns less than 1% of the shares of the Fund.